UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2015 (April 21, 2015)

SAGA ENERGY, INC. (Exact name of registrant as specified in its chapter)

Florida	000-52692	65-0921319
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7107 S. Yale Ave. # 304 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip Code)

710 N. Post Oak Road
Suite 550
Houston, Texas 77024
(Former address of principal executive offices)

(214) 960-4742 Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On April 21, 2015, Saga Energy, Inc. (the “Company”, “we” and “us”) dismissed L.L. Bradford & Company (“L.L. Bradford”) as our independent registered public accounting firm and on April 21, 2015, we engaged RBSM LLP (“RBSM”) as our independent registered public accounting firm through and with the approval of our Board of Directors.

L.L. Bradford was engaged as the Company’s principal independent auditors on June 12, 2013, provided that L.L. Bradford did not prepare a report on the Company’s financial statements from the date it was engaged through the date of dismissal.

During the period from the engagement by the Company of L.L. Bradford and its dismissal, there were: (i) no “disagreements” (within the meaning of Item 304(a) of Regulation S-K) with L.L. Bradford on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of L.L. Bradford, would have caused it to make reference to the subject matter of the disagreements in its report on the consolidated financial statements of the Company; and (ii) no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company has provided L.L. Bradford with a copy of this Form 8-K prior to its filing with the U.S. Securities and Exchange Commission (“SEC”) and requested L.L. Bradford to furnish to the Company a letter addressed to the SEC stating that it agrees with the statements made above. A copy of L.L. Bradford’s letter dated April 28, 2015 is attached as Exhibit 16.1 to this Form 8-K.

During the Company’s two most recent fiscal years and the subsequent interim period preceding RBSM’s engagement, neither the Company nor anyone on its behalf consulted RBSM regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report or oral advice was provided to the Company that RBSM concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (within the meaning of Item 304(a) of Regulation S-K and Item 304(a)(1)(v) of Regulation S-K, respectively).

In approving the selection of RBSM as the Company’s independent registered public accounting firm, the Board of Directors considered all relevant factors, including that no non-audit services were previously provided by RBSM to the Company.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description

16.1	Letter dated April 28, 2015 From L.L. Bradford & Company

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAGA ENERGY, INC.

Date: April 28, 2015	By: /s/ J. Michael Myers
J. Michael Myers President & CEO

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter dated April 28, 2015 From L.L. Bradford & Company